EXECUTION

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "**Agreement**") is made as of September 24, 2026, by and among (i) the Borrowers (as defined herein), (ii) the Guarantors (as defined herein), and (iii) NEEDHAM BANK, a Massachusetts commercial bank having an address of 100 Worcester Street, Suite 300, Wellesley, MA 02481 ("**Lender**").

WHEREAS, reference is made to that certain Amended and Restated Loan Agreement, dated October 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the "**Loan Agreement**"), by and among Lender, CURALEAF FLORIDA LLC, a Florida limited liability company ("**Curaleaf FL**"), MARYLAND COMPASSIONATE CARE AND WELLNESS, LLC, a Maryland limited liability company ("**MD Compassionate Care**"), CURALEAF MD, LLC, a Maryland limited liability company ("**Curaleaf MD**"), CURALEAF COLUMBIA, LLC, a Maryland limited liability company ("**Curaleaf Columbia**"), MI HEALTH, LLC, a Maryland limited liability company ("**MI Health**"), CURALEAF OGT, INC., a Delaware corporation ("**Curaleaf OGT**"), CURALEAF NEWARK, LLC, an Ohio limited liability company ("**Curaleaf Newark**"), CURALEAF CUYAHOGA FALLS, LLC, an Ohio limited liability company ("**Curaleaf Cuyahoga**"), and FOCUSED EMPLOYER, INC., a Delaware corporation ("**Focused Employer**", and together with Curaleaf FL, MD Compassionate Care, Curaleaf MD, Curaleaf Columbia, MI Health, Curaleaf OGT, Curaleaf Newark and Curaleaf Cuyahoga, together with each of their permitted successors and assigns, collectively, the "**Borrowers**" and each individually, a "**Borrower**") and the Guarantors (as defined in the Loan Agreement) party thereto, pursuant to which Lender has made available to the Borrowers a certain revolving line of credit in the maximum principal amount of ONE HUNDRED MILLION AND 00/100 DOLLARS ($100,000,000.00) (the "**Loan**") on those terms and subject to certain conditions set forth in the Loan Agreement and the other Loan Documents.

WHEREAS, the Parent and the Borrowers have requested that the Lender amend certain terms of the Loan Agreement as set forth herein, and the Lender is willing to make such and amendments pursuant to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Lender and the Loan Parties hereby agree as follows:

1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2. Amendments. As of the date hereof, the Loan Agreement is hereby amended by replacing the definition of L/C Sublimit in its entirety with the following: ""L/C Sublimit" means an amount equal to FIVE MILLION AND 00/100 DOLLARS ($5,000,000). The L/C Sublimit is part of, and not in addition to, the Revolving Loan Commitment."

3. Conditions. The consent set forth above is conditioned upon the following (collectively the "**Conditions**"):

a. As of the date hereof, no Event of Default shall exist or have occurred and be continuing;

b. Lender shall have received this Agreement, duly authorized, executed and delivered by Borrowers and Guarantors and the Lender; and

c. Payment by the Loan Parties of any and all outstanding fees and expenses relating to the Loan Agreement and/or this Agreement, including, without limitation, attorney's fees and expenses.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lender as follows:

(a) Each Loan Party has the requisite power and authority to execute this Agreement and to perform all of its obligations hereunder, and this Agreement has been duly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms.

(b) The execution, delivery and performance of this Agreement by each Loan Party has been duly authorized by all necessary corporate or limited liability company action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Loan Party, or the organizational documents of such Loan Party, or (iii) result in a breach of or constitute a default under any indenture or loan or Loan Agreement or any other agreement, lease or instrument to which any Loan Party is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in the Loan Documents are true and accurate in all material respects as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

5. Loan Documents Ratified. Upon the effectiveness of this Agreement (a) except as expressly modified hereby, no other changes or modifications to the Loan Agreement or the other Loan Documents are intended or implied and each shall remain in full force and effect in accordance with its respective provisions thereof on the date hereof, (b) in all other respects, the Loan Agreement and the other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto, (c) the Loan Agreement and this Agreement shall be read and construed as one agreement, and (d) all references to the Loan Agreement in the Loan Agreement and the other Loan Documents shall be deemed to be references to the Loan Agreement, as modified hereby.

6. Release. Each Loan Party hereby (a) reaffirms that the Borrowers remain indebted to the Lender without defense, counterclaim or offset and no default or Event of Default has occurred or exists under the Loan Documents, (b) restates, and reaffirms, all of its covenants, representations and warranties set forth in the Loan Documents to the same extent as if fully set forth herein and hereby certifies that all such covenants, representations and warranties are true and correct in all

material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) as of the date hereof, (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (c) acknowledges and warrants that it does not have any claims, actions or causes of action whatsoever in law or in equity against the Lender, its present or former officers, directors, employees, agents, successors, subsidiaries, related companies or attorneys (for the purpose of this paragraph, collectively referred to herein as the "**Lender**") or any of them, in connection with or related to or arising from any and all transactions with a Lender, whether known or unknown, including, but not limited to, the loans from the beginning of the world to the date of this Agreement, and each Loan Party, for good and valuable consideration hereby waive, remise, release and discharge any and all rights with respect to such claims, additions or causes of action, if any.

7. Miscellaneous.

(a) **Costs and Expenses.** Each Loan Party hereby reaffirms its agreement under the Loan Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including, without limitation, all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, each Loan Party specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Agreement and the documents and instruments incidental hereto. Each Loan Party hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by any Loan Party, make a loan to the Borrowers under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

(b) **Counterparts**. This Agreement may be executed in two or more counterparts and each executed copy shall constitute but one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Lender may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

(c) **Governing Law; Consent to Jurisdiction**. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each Loan Party hereby submits to the exclusive personal jurisdiction of the United States District Court for the District of Massachusetts or any state court sitting in The Commonwealth of Massachusetts in connection with any action, suit or proceeding Lender may at any time wish to file in connection with this Agreement; provided, that nothing in this Agreement shall affect the right of Lender to bring any action or proceeding relating

to this Agreement against any Loan Party or its properties in the courts of any other jurisdiction in connection with the exercise of any of its rights under this Agreement. Each Loan Party hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court. In addition, each Loan Party agrees to service of process in any such suit being made upon it in accordance with Section 11.11 of the Loan Agreement.

(d) **CANNABIS LAWS**. Section 12 of the Loan Agreement is hereby incorporated herein in its entirety, mutatis mutandis.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the parties have executed this Consent Under Loan Agreement under seal as of the day and year first above written.

LENDER:

NEEDHAM BANK

By: ______________________
Name: Michelle Haughton
Title: First Vice President

IN WITNESS WHEREOF, the parties have executed this First Amendment, Consent and Waiver to Amended and Restated Loan Agreement under seal as of the day and year first above written.

PARENT:

CURALEAF HOLDINGS, INC.,
a corporation incorporated under the Business Corporations Act (British Columbia)

By: ______________________
Name: Ed Kremer
Title: Chief Financial Officer

BORROWERS:

CURALEAF COLUMBIA, LLC,
a Maryland limited liability company

By: CURALEAF, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF CUYAHOGA FALLS, LLC,
an Ohio limited liability company

By: GR COMPANIES, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF FLORIDA, LLC,
a Florida limited liability company

By: PALLIATECH FLORIDA, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF MD, LLC,
a Maryland limited liability company

By: CURALEAF, INC., its member-manager

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF NEWARK LLC,
an Ohio limited liability company

By: GR COMPANIES, INC., its member-manager

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF OGT, INC.,
a Delaware corporation

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

FOCUSED EMPLOYER, INC.,
a Delaware corporation

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

MARYLAND COMPASSIONATE CARE AND WELLNESS, LLC,
a Maryland limited liability company

By: GR COMPANIES, INC., its member-manager

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

MI HEALTH, LLC,
a Maryland limited liability company

By: CURALEAF, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

GUARANTORS:

ABSOLUTE HEALTHCARE, INC.,
an Arizona corporation

By: ______________________
Name: Peter Clateman
Title: Vice President

AES APPLICATIONS CB, LLC,
an Illinois limited liability company

By: GR COMPANIES, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

AES COMPASSIONATE CARE LLC,
a Pennsylvania limited liability company

By: GR COMPANIES, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

ALL REBEL ROCKERS, INC.,
an Arizona corporation

By: ______________________
Name: Peter Clateman
Title: Vice President

ARIZONA NATURES WELLNESS, INC.,
an Arizona corporation

By: ______________________
Name: Peter Clateman
Title: Vice President

AZCL1, INC.,
an Arizona corporation

By: ______________________
Name: Peter Clateman
Title: Vice President

BLOOM MASTER FUND I LLC,
a Delaware limited liability company

By: ______________________
Name: Peter Clateman
Title: Manager

BMF COPPER AGRICULTURAL SERVICES LLC,
an Arizona limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ______________________
Name: Peter Clateman
Title: Manager

BMF COPPER MANAGEMENT LLC,
an Arizona limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ________________________
Name: Peter Clateman
Title: Manager

BMF COPPER REAL ESTATE LLC,
an Arizona limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ________________________
Name: Peter Clateman
Title: Manager

BMF ORACLE AGRICULTURAL SERVICES LLC,
an Arizona limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ________________________
Name: Peter Clateman
Title: Manager

BMF PHOENIX AGRICULTURAL SERVICES LLC,
an Arizona limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ________________________
Name: Peter Clateman
Title: Manager

BMF PHOENIX REAL ESTATE LLC,
an Arizona limited liability company

By: BMF PHEONIX AGRICULTURAL SERVICES LLC, its manager

By: BLOOM MASTER FUND I, LLC, as manager of BMF PHOENIX AGRICULTURAL SERVICES LLC

By: ____________________
Name: Peter Clateman
Title: Manager

CATALINA HILLS BOTANICAL CARE, INC.,
an Arizona corporation

By: ____________________
Name: Peter Clateman
Title: Vice President

CB HEALTH SERVICES LLC,
a Pennsylvania limited liability company

By: AES APPLICATIONS CB, LLC, its member-manager

By: GR COMPANIES, INC., as the member-manager of AES APPLICATIONS CB, LLC

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

CENTRAL CITY MANAGEMENT LLC,
an Arizona limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ____________________
Name: Peter Clateman
Title: Manager

CFP SOLUTIONS LLC,
an Arizona limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ______________________
Name: Peter Clateman
Title: Manager

CLF AZ HOLDINGS, LLC,
an Arizona limited liability company

By: BLOOM MASTER FUND I, LLC, its member-manager

By: ______________________
Name: Peter Clateman
Title: Manager

CLF AZ MANAGEMENT, LLC,
an Arizona limited liability company

By: CLF AZ, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CLF AZ SPV, INC.,
a Delaware corporation

By: ______________________
Name: Ed Kremer
Title: Secretary and Treasurer

CLF NY, INC.,
a Delaware corporation

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

COMPASS VENTURES INC.,
an Illinois corporation

By: ___________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURA AZ LLC,
an Arizona limited liability company

By: ___________________
Name: Luke Flood
Title: Manager

CURALEAF NJ II, INC., a Delaware corporation

By: ___________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF, INC., a Delaware corporation

By: ___________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF JUSTICE 2ND SITE, LLC,
an Illinois limited liability company

By: JUSTICE 2ND SITE HOLDING COMPANY, LLC, its member-manager

By: WCCC, LLC, as the member-manager of JUSTICE 2ND SITE HOLDING COMPANY, LLC

By: WCCC HOLDINGS I, LLC, as the member-manager of WCCC, LLC

By: GR COMPANIES, INC., as the member-manager of WCCC HOLDINGS I, LLC

By: ___________________
Name: Ed Kremer
Title: Treasurer and Secretary

COMPASS VENTURES INC.,
an Illinois corporation

By: ________________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURA AZ LLC,
an Arizona limited liability company

By: ________________________
Name: Luke Flood
Title: Manager

CURALEAF NJ II, INC., a Delaware corporation

By: ________________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF, INC., a Delaware corporation

By: ________________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF JUSTICE 2ND SITE, LLC,
an Illinois limited liability company

By: JUSTICE 2ND SITE HOLDING COMPANY, LLC, its member-manager

By: WCCC, LLC, as the member-manager of JUSTICE 2ND SITE HOLDING COMPANY, LLC

By: WCCC HOLDINGS I, LLC, as the member-manager of WCCC, LLC

By: GR COMPANIES, INC., as the member-manager of WCCC HOLDINGS I, LLC

By: ________________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF JUSTICE, LLC,
an Illinois limited liability company

By: JUSTICE DISPENSARY HOLDING COMPANY, LLC, its member-manager

By: WCCC, LLC, as the member-manager of JUSTICE DISPENSARY HOLDING COMPANY, LLC

By: WCCC HOLDINGS I, LLC, as the member-manager of WCCC, LLC

By: GR COMPANIES, INC., as the member-manager of WCCC HOLDINGS I, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF MASSACHUSETTS, INC.,
a Massachusetts corporation

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF MILFORD, INC.,
a Connecticut corporation

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF NORTH SHORE, INC.,
a Massachusetts corporation

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF NY, LLC,
a New York limited liability company

By: CLF NY, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF PA, LLC,
a Delaware limited liability company

By: CURALEAF, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF UT, LLC,
a Delaware limited liability company

By: CURALEAF, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF WORTH 2ND SITE, LLC,
an Illinois limited liability company

By: WORTH 2ND SITE HOLDING COMPANY, LLC, its member-manager

By: WCCC, LLC, as the member-manager of WORTH 2ND SITE HOLDING COMPANY, LLC

By: WCCC HOLDINGS I, LLC, as the member-manager of WCCC, LLC

By: GR COMPANIES, INC., as the member-manager of WCCC HOLDINGS I, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF WORTH, LLC,
an Illinois limited liability company

By: WORTH DISPENSARY HOLDING COMPANY, LLC, its member-manager

By: WCCC, LLC, as the member-manager of WORTH DISPENSARY HOLDING COMPANY, LLC

By: WCCC HOLDINGS I, LLC, as the member-manager of WCCC, LLC

By: GR COMPANIES, INC., as the member-manager of WCCC HOLDINGS I, LLC

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

DESERT CREATED COMPANY LLC,
a Delaware limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ____________________
Name: Peter Clateman
Title: Manager

DEVINE DESERT HEALING, INC.,
an Arizona corporation

By: ____________________
Name: Peter Clateman
Title: Vice President

DUBOIS WELLNESS CENTER LLC,
a Pennsylvania limited liability company

By: AES COMPASSIONATE CARE, LLC, its member-manager

By: GR COMPANIES, INC., as the member-manager of AES COMPASSIONATE CARE, LLC

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

GR COMPANIES, INC.,
a Delaware corporation

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

GR HOLDINGS OH-ND, LLC,
an Illinois limited liability company

By: GR COMPANIES, INC., its member-manager

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

GR VENDING ND DISPENSARY 3, LLC,
a North Dakota limited liability company

By: GR HOLDINGS OH-ND, LLC, its member-manager

By: GR COMPANIES, INC., as member-manager of GR HOLDINGS OH-ND, LLC

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

GR VENDING ND DISPENSARY 4, LLC,
a North Dakota limited liability company

By: GR HOLDINGS OH-ND, LLC, its member-manager

By: GR COMPANIES, INC., as member-manager of GR HOLDINGS OH-ND, LLC

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

GR VENDING ND DISPENSARY 5, LLC,
a North Dakota limited liability company

By: GR HOLDINGS OH-ND, LLC, its member-manager

By: GR COMPANIES, INC., as member-manager of GR HOLDINGS OH-ND, LLC

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

GR VENDING ND DISPENSARY 6, LLC,
a North Dakota limited liability company

By: GR HOLDINGS OH-ND, LLC, its member-manager

By: GR COMPANIES, INC., as member-manager of GR HOLDINGS OH-ND, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

GR VENDING ND, LLC,
a North Dakota limited liability company

By: GR HOLDINGS OH-ND, LLC, its member-manager

By: GR COMPANIES, INC., as member-manager of GR HOLDINGS OH-ND, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

GREENHOUSE GROUP, LLC,
an Illinois limited liability company

By: GR COMPANIES, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

HEALING HEALTHCARE 3, INC.,
an Arizona corporation

By: ______________________
Name: Peter Clateman
Title: Vice President

INFINITE AUXILIARY LLC,
a Delaware limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ______________________
Name: Peter Clateman
Title: Manager

JUSTICE 2ND SITE HOLDING COMPANY, LLC,
an Illinois limited liability company

By: WCCC, LLC, its member-manager

By: WCCC HOLDINGS I, LLC, as the member-manager of WCCC, LLC

By: GR COMPANIES, INC., as the member-manager of WCCC HOLDINGS I, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

JUSTICE DISPENSARY HOLDING COMPANY LLC,
an Illinois limited liability company

By: WCCC, LLC, its member-manager

By: WCCC HOLDINGS I, LLC, as the member-manager of WCCC, LLC

By: GR COMPANIES, INC., as the member-manager of WCCC HOLDINGS I, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

K GROUP PARTNERS, LLC,
an Arizona limited liability company

By: ______________________
Name: Peter Clateman
Title: Manager

LBA HOLDINGS LLC,
a Pennsylvania limited liability company

By: AES COMPASSIONATE CARE, LLC, its member-manager

By: GR COMPANIES, INC., as the member-manager of AES COMPASSIONATE CARE, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

LEBANON WELLNESS CENTER LLC,
a Pennsylvania limited liability company

By: AES COMPASSIONATE CARE, LLC, its member-manager

By: GR COMPANIES, INC., as the member-manager of AES COMPASSIONATE CARE, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

MAIN STREET MANUFACTURING LLC,
a Delaware limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ______________________
Name: Peter Clateman
Title: Manager

NATURAL HERBAL REMEDIES, INC.,
an Arizona corporation

By: ______________________
Name: Peter Clateman
Title: Vice President

NATURAL REMEDY PATIENT CENTER, LLC,
an Arizona limited liability company

By: ____________________
Name: Peter Clateman
Title: Manager

PALLIATECH CT, INC.,
a Delaware corporation

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

PALLIATECH FLORIDA, INC.,
a Delaware corporation

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

PHYTOTHERAPEUTICS OF TUCSON, LLC,
an Arizona limited liability company

By: ____________________
Name: Peter Clateman
Title: Vice President

PINAL COUNTY WELLNESS CENTER, INC.,
an Arizona corporation

By: ____________________
Name: Peter Clateman
Title: Vice President

PP WELLNESS CENTER, INC.,
an Arizona corporation

By: ____________________
Name: Peter Clateman
Title: Vice President

SAN CRISTOBAL TRADING COMPANY LLC,
an Arizona limited liability company

By: BLOOM MASTER FUND I, LLC, its manager

By: ______________________
Name: Peter Clateman
Title: Manager

WCCC HOLDINGS I, LLC,
an Illinois limited liability company

By: GR COMPANIES, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

WCCC, LLC,
an Illinois limited liability company

By: WCCC HOLDINGS I, LLC, its member-manager

By: GR COMPANIES, INC., as the member-manager of WCCC HOLDINGS I, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

WORTH 2ND SITE HOLDING COMPANY, LLC,
an Illinois limited liability company

By: WCCC, LLC, its member-manager

By: WCCC HOLDINGS I, LLC, as the member-manager of WCCC, LLC

By: GR COMPANIES, INC., as the member-manager of WCCC HOLDINGS I, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

WORTH DISPENSARY HOLDING COMPANY, LLC,
an Illinois limited liability company

By: WCCC, LLC, its member-manager

By: WCCC HOLDINGS I, LLC, as the member-manager of WCCC, LLC

By: GR COMPANIES, INC., as the member-manager of WCCC HOLDINGS I, LLC

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

ZONACARE, INC.,
an Arizona corporation

By: ______________________
Name: Peter Clateman
Title: Vice President

AMSBURY HOLDINGS MEDICAL 2, INC.,
a Maine corporation

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

AMSBURY HOLDINGS MEDICAL 3, INC.,
a Maine corporation

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF GROTON, LLC,
a Connecticut limited liability company

By: GR COMPANIES, INC., its member-manager

By: ______________________
Name: Ed Kremer
Title: Treasurer and Secretary

CURALEAF HARTFORD, INC.,
a Connecticut corporation

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

DESERET WELLNESS, LLC,
a Utah limited liability company

By: CURALEAF UT, LLC, its member-manager

By: CURALEAF, INC., as the member-manager of CURALEAF UT, LLC

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

PRIMARY ORGANIC THERAPY, INC.,
a Maine corporation

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

PURE UT, LLC,
a Utah limited liability company

By: DESERET WELLNESS, LLC, its member-manager

By: CURALEAF UT, LLC, as the member-manager of DESERET WELLNESS, LLC

By: CURALEAF, INC., as the member-manager of CURALEAF UT, LLC

By: ____________________
Name: Ed Kremer
Title: Treasurer and Secretary

THE KIND RELIEF, INC.,
an Arizona corporation

By: ______________________
Name: Luke Flood
Title: President

WHOA QC, INC.,
an Arizona corporation

By: ______________________
Name: Luke Flood
Title: President